                                                                   Exhibit 10.16

                         FORM OF RABBI TRUST AGREEMENT

     THIS TRUST AGREEMENT made and entered into as of 10-1, 1995, by and between
                                                      ----
Frontier Trust Company, a trust company organized under the laws of the State of North Dakota (the "Trustee"), with offices at 3100 13th Avenue South, Fargo, North Dakota, and Petroleum Development Corp. (the "Company"), with offices at
                  -----------------------------
103 E. Main St, Bridgeport, WV 26330.



                              W I T N E S S E T H:
                              --------------------

WHEREAS,

     1. The Company has established a non-qualified plan of deferred compensation (the "Plan") in order to provide deferred compensation benefits for its eligible employees (and directors).

     2. The Company desires to create a trust (the "Trust") to provide all or a portion of the benefits under the Plan. The Trust hereby created is a grantor trust (as that term is defined in Section 671 of the Internal Revenue Code of 1986, as amended), and the Company shall include all items of Trust income and expenses in its income tax return for the year in which such income was earned and such expenses were incurred.

     3. The Company has, concurrent with the execution and delivery of this Trust Agreement, delivered to the Trustee the money, life insurance policies and/or annuity contracts listed on the attached Exhibit A, and the Trustee has agreed to hold the same, together with any such monies, life insurance policies or annuity contracts as the Company shall in the future determine and deliver to the Trustee, in trust. All property, monies, securities and other assets as the Trustee may hereafter at any time hold or acquire, including any gains or losses thereon, shall constitute the corpus of the Trust (collectively referred to as the "Trust Fund"). The Trust thus created has been created solely to aid in the proper execution of the Plan and, except as otherwise provided in Sections 6.2 and 6.4, shall be availed of solely for such purposes.

     4. Except as otherwise provided in Sections 6.2 and 6.4, it shall be impossible, whether by operation or termination of the Trust, or by any other means, for any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of the participants in the Plan and their beneficiaries and the payment of the expenses of the administration of the Plan and Trust prior to the satisfaction of all liabilities for benefits and expenses under the Plan and the Trust.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants hereinafter contained, the Company and the Trustee hereby agree as follows:

                                   ARTICLE I
                               General Provisions
                               ------------------

       Section 1.1. In cases of conflict between the provisions of the Plan and
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this Trust Agreement, the terms of the Plan shall prevail over the terms of the
Trust Agreement, except that the Trust Agreement shall prevail in matters relating to the rights and duties of the Trustee; provided, however, that the Trustee shall be under no duty to look into the terms of the Plan, to question any action or non-action of the Company or to see that any action or non-action of the Company is authorized by the terms of the Plan.
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       Section 1.2. Whenever necessary or appropriate, any masculine pronoun
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used herein shall be construed to include the feminine pronoun; any singular word so used shall be construed to include the similar plural word and any plural word so used shall be construed to include also the singular word.

       Section 1.3. The term "Participants" as used in this Trust Agreement
       -----------
refers to participants in the Plan as set forth on the attached Exhibit B and their beneficiaries unless otherwise indicated. However, for purposes of compliance with the consent, approval and release requirements of Sections 3.3, 5.1, 5.2, 6.1 and 6.2, a beneficiary not receiving payments from the Trust shall not be considered a Participant.

       Section 1.4. Any reference herein to any date or day shall be deemed to
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be a reference to the close of business on such date or day.

                                   ARTICLE II
                            Trustee Responsibilities
                            ------------------------

       Section 2.1. The Company hereby transfers and sets over to the Trustee
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the property specified above, the receipt of which property is hereby acknowledged by the Trustee, upon the express terms and conditions and with the powers and limitations hereinafter conferred and set forth.

       Section 2.2. The Trustee shall have no investment management
       -----------
responsibility with respect to the assets of the Trust Fund, other than certain short-term investment responsibilities as described in Section 2.5).

       Section 2.3. Subject to the investment limitations contained in Section
       -----------
2.5, all decisions, other than the short-term investment responsibility referred to in Section 2.2, regarding investment of the assets of the Trust Fund shall be made by the Company. The Trustee shall have no responsibility to determine either the extent to which the Trust is required to produce current income or the degree of liquidity required to satisfy the provisions of the Plan.

       Section 2.4. If all or any portion of the Trust Fund shall be invested at
       -----------
any time in life insurance or annuity contracts ("insurance contracts"), such insurance contracts shall be assets of the Trust. The Trustee shall be the owner and beneficiary under such insurance contracts. All rights and privileges granted under the insurance contracts (including, but not limited to, the right to collect the death benefit of the insurance contracts, the right to make policy loans on the insurance contracts and the right to determine the timing and method of payment under the insurance contracts) shall be exercised by the Trustee as directed by the Company, except as provided in Section 4.2. The Company is hereby authorized to serve as signatory for the Trustee to execute insurance contract applications and death claims, and the Company shall advise the Trustee of each action taken by it pursuant to such authority.

       Section 2.5. In the administration of the Trust, subject to any
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limitations stated elsewhere in this Trust Agreement, the Trustee is authorized and empowered to take any action set forth below with respect to any asset of the Trust Fund:

     (a) To hold and continue to hold, pending other investment instructions by the Company, all property at any time received by it in the form in which received for such period or periods of time as the Trustee, in its sole and absolute discretion shall determine, whether or not the same shall be authorized by law for the investment of trust funds and whether or not the same shall be income yielding;

     (b) To invest funds, pending other investment instructions by the Company, in short-term investments, including but not limited to U.S. Treasury bills, commercial paper, money market funds or tax-exempt funds, as the Trustee in its sole and absolute discretion shall determine, whether or not the same shall be authorized by law for the investment of trust funds and whether or not the same shall be income yielding;

     (c) To cause any asset of the Trust to be issued, held or registered in the individual name of the Trustee, in the name of its nominee, in a securities depository in such form that title will pass by delivery, provided the records of the Trustee indicate the true ownership of such property;

     (d) To carry insurance of such kinds and in such amounts as the Trustee, in its sole and absolute discretion shall determine, to protect the Trust Fund and the Trustee against any hazard;

     (e) To employ such agents and counsel, including legal counsel of the Trustee, and, upon prior notice to the Company, to commence or defend any litigation with respect to the Trust or property of the Trust Fund, including defending the Trustee against allegations of fiduciary liability, as the Trustee in its sole and absolute discretion shall determine;

     (f) To employ, in the administration of the Trust, such accountants, attorneys, investment counsel and other persons as the Trustee in its sole and absolute discretion shall determine;

     (g) To invest and reinvest, pursuant to the instructions of the Company, the assets of the Trust at any time held by it, without distinction between income and principal, in any one or more of the mutual funds or similar investment vehicles made available by or through The Equitable Life Assurance Society of the United States or any of its affiliates, as the Company in its sole and absolute discretion shall determine, whether or not the same shall be authorized by law for the investment of trust funds and whether or not the same shall be income producing; provided, however, that the Trustee reserves the right to change the investment funds or investment vehicles made available under this Trust Agreement;

     (h) To sell, transfer, exchange or otherwise dispose of assets of the Trust for purposes of making any payment at the direction of a Participant in accordance with Section 4.2 ("Participant-directed payment");

     (i) To borrow against insurance contracts which are assets of the Trust, as directed by the Company or for purposes of making any Participant-directed payment; and

     (j) To do all other acts necessary or desirable for the proper administration of the assets of the Trust.

       Section 2.6.  The Trustee shall maintain accurate records of all
       -----------
transactions relating to the Trust Fund and such records shall be available at all reasonable times for inspection by the Company. The Company, and not the Trustee, shall be responsible for maintaining records pertaining to the Plan. The Trustee shall submit to the Company, at least annually, a financial accounting showing the contributions to, including gains and losses thereon, and the withdrawals from the Trust Fund. If the Company does not file with the Trustee objections to any such accounting within 90 days after receipt thereof, the Company shall be deemed to have approved such accounting. Upon the expiration of the 90 day period or upon the written approval of the Company of any such accounting, the Trustee shall, to the extent permitted by applicable law, be discharged from all liability to the Company for its acts or failures to act described by such accounting.
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

                                  ARTICLE III
                   Fiduciary Responsibilities and Liabilities
                   ------------------------------------------

       Section 3.1.  The Trustee and the Company and all other fiduciaries under
       -----------
the Plan and this Trust Agreement intend that each fiduciary shall be solely responsible for its own acts or omissions and shall be liable for the acts or omissions of other persons only to the extent required by law:

       Section 3.2.  The Trustee shall have no obligations or duties with
       -----------
respect to the acquisition, retention or disposition of any securities or other property of the Trust, except (a) with respect to certain insurance contracts described in Section 2.4 and short-term investments made pursuant to Section 2.2, and (1)) as described in Section 4.2 in connection with Participant-directed payments. The Trustee shall not be liable, in any manner or for any reason, for the making or retention of any investment pursuant to investment directions of the Company or any other person authorized to make such investment directions, and the Trustee shall not be liable for the failure to invest any or all assets of the Trust Fund in the absence of such investment directions.

       Section 3.3.  The Trustee shall be entitled at any time to a judicial
       -----------
settlement of its account. The Trustee may at any time settle its account by written agreement with the Company. Such settlement of the Trustee's account shall be with like effect as a judgment of a court having competent jurisdiction, judicially settling such account in an action in which the Trustee and all persons having or claiming any interest in the Trust Fund were parties. The approval of such account shall constitute a full discharge and release of the Trustee, both as to income and principal.

       Section 3.4.  Except as otherwise provided herein, the Trustee shall have
       -----------
no powers, duties or responsibilities with regard to the administration of the Plan nor shall it have any power, duty or responsibility to determine the rights or benefits of any person having or claiming an interest under the Plan or Trust.

       Section 3.5.  The Trustee shall have no liability for the adequacy of
       -----------
contributions to the Plan and no responsibility to enforce the payment of such contributions.

       Section 3.6.  Except as otherwise provided herein, any action to be taken
       -----------
by the Trustee under the terms of this Trust Agreement shall be taken by the Trustee only if, when and as instructed by the Company in a written instrument, signed by the person or persons authorized by the Company to sign on its behalf, and delivered to the Trustee. The Company shall certify to the Trustee the name or names of any person or persons authorized to execute and present any instrument on its behalf, and until notified by the Company that any such person or persons is no longer authorized to act on its behalf, the Trustee may continue to rely on the authority of any such person or persons. The Trustee shall comply with any instructions which appear to be valid and duly authorized by the Company and the Trustee may act without any further inquiry into any such instruction. The Trustee shall not be liable for any loss, expense or breach of trust which may result from any act or failure to act, if such action or inaction is (a) in compliance with such instructions from the Company, or such other instructions provided for in this Trust Agreement, or (1)) a result of the failure on the part of the Company or any other party to give written instructions properly or within a required period of time.

       Section 3.7.  The Trustee may from time to time consult with counsel, who
       -----------
may be counsel for the Company, and shall not incur any liability or responsibility for acting on the advice of counsel.

       Section 3.8.  The Trustee shall not be liable for any loss, expense or
       -----------
liability which it may incur in the administration of the Trust Fund, unless arising from the Trustee's own gross negligence or willful misconduct, and the Company agrees to indemnify and hold the Trustee harmless for any such loss, expense or liability. Until otherwise paid by the Company, indemnification amounts required to be paid pursuant to the provisions of this Section 3.8 shall constitute a charge against the Trust Fund.

       Section 3.9.  The Trustee shall not be required to give any bond or other
       -----------
security for the faithful performance of its duties under this Trust Agreement.


                                   ARTICLE IV
                             Expenses and Payments
                             ---------------------

       Section 4.1.  All payments from the Trust shall be made by the Trustee to
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such persons, in such manner, at such times and in such amounts as the Company or a Participant shall instruct in writing. If the instruction is received from a person representing that he or she is a Participant, the Trustee shall request written verification from the Company that the instruction is accurate in all respects; if no verification is received within 30 days from the date of the request, the Trustee shall make payment in accordance with the instruction until the earlier of (a) completion of the distribution in accordance with the terms of the instruction, or (b) receipt from the Company of a direction to terminate distribution to the Participant.

       Section 4.2.  The Trustee shall be under no duty to inquire as to whether
       -----------
any distribution instruction is made pursuant to the provisions of the Plan and shall not be liable for making or refraining from making any distribution in accordance with the provisions of Section 4.1. However, if a Participant instructs the Trustee to make a payment from the Trust and the Trustee is unable to comply with such instruction because the assets of the Trust are not sufficiently liquid to permit compliance, the Trustee shall be required to take any action authorized under Section 2.5 which the Trustee reasonably anticipates will create sufficient liquidity for the payment of current or future amounts in accordance with the instructions of Participants.

       Section 4.3.  The Company is to timely notify the Trustee in the event it
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experiences financial difficulties of such nature that the Company is currently or shortly will be bankrupt or insolvent. The Company shall designate, in writing, the person or persons who are required to give such notice. Upon receipt of such notice or any written allegation of the Company's bankruptcy or insolvency from a person furnishing evidence satisfactory to the Trustee that it is a creditor of the Company, all payments from the Trust Fund shall cease as soon as administratively practicable following the date of such notice. The Trustee shall resume payments only after it has determined that the Company is no longer bankrupt or insolvent or pursuant to an order of a court of competent jurisdiction. The Trustee shall be fully protected in making or refraining from making any payments under this Section 4.3. For purposes of this Trust Agreement, "insolvency" shall mean the inability of the Company to pay its debts as they mature, and "bankruptcy" shall be deemed to occur when the Company is subject to a pending proceeding as a debtor under the bankruptcy laws of the United States.

       Section 4.4.  In the event any controversy arises as to the person or
       -----------
persons to whom any distribution is to be made or is currently being made by the Trustee, or as to any other matter arising in the administration of the Plan, the Trustee may retain the amount in controversy pending resolution of the controversy. For purposes of this Section 4.4, no controversy shall be considered resolved (a) until final adjudication of the controversy by a court of competent jurisdiction or (b) until the Trustee has been furnished with evidence of resolution of the controversy, has been indemnified against loss and has determined that such evidence and indemnification are satisfactory to it. The Trustee shall not be obligated to invest any amount retained by it under this Section 4.4 nor shall it be liable for the payment of any interest or income on any such amount, except to the extent of gains, if any, attributable to the investment of such amount. Once the Trustee has made any distribution under this Trust Agreement by mailing its check for the amount thereof, the Trustee shall have no responsibility or liability with respect to such distribution.

       Section 4.5.  The Trustee shall be entitled to receive for its services
       -----------
in the administration of the Trust such compensation as set forth in the fee schedule attached as Exhibit C hereto. The Company will be notified of any change in fees at least 90 days prior to the effective date of the change. The Trustee shall be entitled to reimbursement for reasonable sums which it may expend in connection with its duties as Trustee. Until otherwise paid by the Company, these expenses shall constitute a charge to the Trust Fund.

       Section 4.6.  Unless otherwise paid by the Company, the Trustee is hereby
       -----------
authorized to pay from the Trust Fund all real and personal property taxes, income taxes and other taxes of any kind levied or assessed under existing or future laws against the Trust Fund. The Trustee shall not be personally liable for any such taxes. If the Trustee shall so determine, the Trustee shall have the right to institute legal action concerning any taxes levied or assessed against the Trust.


                                   ARTICLE V
                               Successor Trustee
                               -----------------

       Section 5.1.  The Trustee shall have the right to resign at any time,
       -----------
provided the Trustee shall have delivered to the Company, at least 90 days in advance, a written notice of such resignation. The Company shall have the right to remove the Trustee as trustee hereunder, provided the Company shall have delivered to the Trustee, at least 90 days in advance, a written notice of such removal which includes a consent of at least two-thirds of the Participants. The date of such resignation or removal shall be the date specified in the written notice; provided, however, that the date of resignation or removal of the Trustee shall be any earlier date that the Trustee and the Company agree upon.

       Section 5.2.  Upon the resignation or removal of the Trustee, a successor
       -----------
Trustee shall be appointed by the Company subject to the approval, in writing, of at least two-thirds of the Participants. The successor Trustee shall have all of the powers and duties conferred herein upon the predecessor Trustee. The predecessor Trustee shall not cease to be the Trustee until the successor Trustee takes office or 60 days have elapsed since the effective date of its resignation or removal, whichever occurs first.

       Section 5.3.  The Trustee shall deliver to the successor Trustee all
       -----------
property of the Trust Fund, together with all records needed by the successor Trustee to administer the Trust properly; provided, however, that the Trustee shall be authorized to retain such amount as may be necessary for the payment of its expenses incurred prior to its transfer of the Trust Fund and records to the successor Trustee.

       Section 5.4.  The Trustee shall execute, acknowledge and deliver all
       -----------
documents and written instruments necessary to transfer the right, title and interest in the Trust Fund, and all related rights and privileges, to the successor Trustee.


                                   ARTICLE VI
                           Amendment and Termination
                           -------------------------

       Section 6.1.  The Trust shall be irrevocable and may not be amended or
       -----------
terminated by the Company. However, the Trust may be amended by a written agreement between the Trustee and the Company (a) with the written consent of at least two-thirds of the Participants on the date such amendment is proposed; (b) as necessary to obtain a favorable ruling from the Internal Revenue Service with respect to the tax consequences of the Plan and the Trust; (c) to conform its provisions to the requirements of applicable laws or regulations; or (d) to supply any omission, cure any ambiguity or correct or supplement any defective or inconsistent provision; provided that any such amendment made without the written consent of Participants described in clause (a) shall not adversely affect the rights of any Participant under the Plan or Trust. Before any amendment is made pursuant to clause (a), the Company shall deliver to the Trustee a certification of proper compliance with the consent requirements of this Section 6.1.

       Section 6.2.  After the satisfaction of all liabilities under the Plan
       -----------
and Trust, any assets remaining in the Trust Fund shall be distributed by the Trustee to the Company. The Trust shall terminate upon receipt by the Trustee from the Company of a written release from each Participant confirming that all such liabilities have been satisfied.

       Section 6.3.  Except as otherwise required by law, the interest of any
       -----------
Participant in the income or principal of the Trust shall not be subject to the assignment, alienation, pledge, attachment, or claims of the creditors of such Participant, and shall not otherwise be voluntarily or involuntarily alienated or encumbered by such Participant.

       Section 6.4.  Notwithstanding any provision herein to the contrary, the
       -----------
income and principal of this Trust shall remain subject to the claims of the Company's general creditors as if the assets of the Trust Fund were general assets of the Company. In no event, however, shall creditors of the Company be paid with assets of the Trust Fund unless the Trustee has been so directed by a court, or a person appointed by a court, having competent jurisdiction over the financial affairs of the Company in the event the Company is determined to be insolvent or bankrupt. In addition, the Company shall be prohibited from attempting to create a security interest in the Trust in favor of any of its creditors.

       Section 6.5.  If any successor to the Company continues the Plan, it
       -----------
shall automatically become a successor party to this Trust Agreement. If any other company related to the Company adopts the Plan in accordance with the provisions of the Plan, it shall become an additional Company and shall automatically become a party to this Trust Agreement.

       Section 6.6.  Any notice, consent, approval, certification, instruction
       -----------
or other communication or document required under this Trust Agreement shall be deemed effectively given or delivered only if it is in writing and is delivered personally or by first class mail, addressed to the following addresses:

     Company:    Petroleum Development
                 103 East Main St.
                 Bridgeport, WV 26330
     Attention:  Dale G. Rettinger

     Trustee:    Frontier Trust Company
                 3100 13th Avenue South
                 Suite 303
                 Fargo, North Dakota 58103
     Attention:  Trust Administrator

The Company or Trustee may at any time change the address to which notices are to be sent to it by giving written notice thereof in the manner provided in this
Section 6.6.

       Section 6.7.  This Trust Agreement shall be construed, administered and
       -----------
governed in all respects under applicable federal law and, to the extent that federal law is inapplicable, under the laws of the State of North Dakota.

       Section 6.8.  If any provision of this Trust Agreement shall be held by a
       -----------
court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Trust Agreement shall continue to be fully effective.

       Section 6.9.  Headings in this Trust Agreement are inserted for
       -----------
convenience of reference only and are not to be considered in the construction of its provisions.

       Section 6.10.  This Trust Agreement may be executed in any number of
       ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.


IN WITNESS WHEREOF, the Company and the Trustee have executed this Trust Agreement, as of the day and year first above written.



                                     Petroleum Development Corp
                                     (Name of Employer)

Witness: /s/ Steven R. Williams      by: /s/ Dale G. Rettinger
                                     Title: Executive Vice



                                     FRONTIER TRUST COMPANY

Witness: /s/ Penny Carlson           by: /s/ David Lee Raussum
                                     Title V.P.